Exhibit 10.02

5 The North Colonnade
Canary Wharf
London E14 4BB
United Kingdom

PRIVATE AND CONFIDENTIAL	Tel +44 (0)20 7623 2323

Shire plc (the “Company”)
5 Riverwalk	barclays.com
Citywest Business Campus
Dublin 24
Ireland

For the attention of: Thomas Greene

20th November 2015

SHIRE PLC - CONSENT REQUEST APPROVAL NOTICE

1.	We refer to:

(A)	the US$2,100,000,000 multicurrency revolving and swingline facilities agreement dated 12 December 2014 between, among others, the Company as an Original Borrower and an Original Guarantor and Barclays Bank PLC as Facility Agent (the “Facilities Agreement”); and

(B)	your letter to us dated 4 November 2015 in which you requested that the Majority Lenders agree to amendments of certain provisions of the Facilities Agreement (the “Consent Request”).

2.	Unless otherwise defined, terms and expressions defined in the Facilities Agreement or in the Consent Request shall have the same meaning when used in this letter.

3.	We confirm that we have received the consent of the Majority Lenders to the First Requested Amendment and the Second Requested Amendment (the “Approved Amendments”) and consequently that the Approved Amendments shall, provided that you and the other Obligors sign, date and return to us a copy of this letter in accordance with paragraph 1.3 of the Consent Request, become effective immediately and automatically, and from that date the Facilities Agreement and the Consent Request shall be read and construed as one document to the extent of the Approved Amendments.

4.	Please confirm your agreement to the terms of this letter by signing, dating and returning a copy thereof.

5.	This letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

6.	This letter is a Finance Document.

7.	The provisions of clause 46 (Governing law) and clause 47 (Enforcement) of the Facilities Agreement are incorporated into this letter as though they were set out in full, except that references to the Facilities Agreement are to be construed as references to this letter.

Yours faithfully

/s/ Chris Ketchen

for and on behalf of
Barclays Bank PLC
as Facility Agent, for itself and on behalf of each of the Finance Parties

Barclays Bank PLC, Authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority
Registered in England, Registered No. 1026167, Registered office: 1 Churchill Place, London E14 5HP

SHIRE PLC CONSENT REQUEST APPROVAL NOTICE SIGNATURE PAGE

Acknowledged and agreed

/s/ Jeff Poulton

for and on behalf of
Shire plc

/s/ Tom Greene

for and on behalf of
Shire Global Finance

/s/ Tom Greene

for and on behalf of
Shire Biopharmaceuticals Holdings

/s/ Leo de Waal

for and on behalf of
Shire Holdings Europe No. 2 S.à r.l.

/s/ Leo de Waal

for and on behalf of
Shire Holdings Luxembourg S.à r.l.

/s/ Michael Garry

for and on behalf of
Shire Pharmaceutical Holdings Ireland Limited

Date: 25th November 2015	532294668